UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2009 (November 5, 2009)

U-Store-It Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32324	20-1024732
(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Trustee

On November 5, 2009, Mr. C.E. Andrews notified the Board of Trustees (the “Board”) of U-Store-It Trust (the “Company”) of his intention to resign from the Company’s Board effective immediately.  Mr. Andrews has served as a trustee since December 11, 2008 and was a member of the Board’s Audit Committee and the Corporate Governance and Nominating Committee.  He resigned in order to devote more time to his other interests outside of the Company.  Mr. Andrews’ resignation was not due to any disagreement with the Board or the management of the Company regarding any matter relating to the Company’s operations, policies or practices.

Appointment of New Trustee

On November 5, 2009, the Board appointed John F. Remondi to serve as a member of the Company’s Board effective immediately in order to fill the vacancy created by the resignation of Mr. Andrews. Mr. Remondi was appointed pursuant to the Second Amended and Restated Bylaws of the Company which provide that the Board has the sole authority to fill any vacancy on the Board. Mr. Remondi has not yet been appointed to serve on any committees of the Board. There were no arrangements or understandings between Mr. Remondi and any person pursuant to which he was elected a trustee.  A description of the compensation payable to members of the Company’s Board was included in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2009.

Mr. Remondi is Vice Chairman and Chief Financial Officer of SLM Corporation (“SLM”).  Prior to rejoining SLM in 2008, Mr. Remondi served as Portfolio Manager to PAR Capital Management Corp. in Boston, Massachusetts.  From 1999-2005 Mr. Remondi served in several financial positions with SLM, including its Executive Vice President, Corporate Finance.  In addition to his experience at SLM Corporation, Mr. Remondi served in corporate finance positions with New England Education Loan Marketing Corporation and BayBank Boston.

On November 10, 2009, the Company issued a press release regarding the appointment of Mr. Remondi to the Company’s Board.  A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits. The following exhibit is being furnished herewith.

Exhibit No.	Description
99.1	Press Release dated November 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U-STORE-IT TRUST

Date: November 10, 2009
	By:	/s/ Jeffrey P. Foster
	Name:	Jeffrey P. Foster
	Title:	Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 10, 2009